                                                                  EXHIBIT 10(ee)

                                          [LOGO OF HEWLETT-PACKARD APPEARS HERE]

                            HEWLETT-PACKARD COMPANY
                    U.S. AGREEMENT FOR AUTHORIZED RESELLERS
                                SIGNATURE PAGE


ICN#                       1310

LEGAL BUSINESS NAME        COMPUCOM SYSTEMS INC

ADDRESS                    7171 FOREST LANE

CITY, STATE, ZIP           DALLAS TX 75230-2306

PHONE, FAX #               (972)856-3600  (972)856-3200


E-MAIL/INTERNET ADDRESS
                        --------------------------------------------------------
DBA(s)
                        --------------------------------------------------------


THE DOCUMENTS BELOW GOVERN THE RELATIONSHIP BETWEEN HP AND YOU FOR THE PURCHASE AND RESALE OF HP PRODUCTS.

AGREEMENT:                                                           EXHIBITS:
 X      U.S. Reseller                                                     EXHIBIT L       Approved Locations
---                                                                   ---
        U.S. Direct Convenience Retail Supplies                           EXHIBIT U11     Calculator and Palmtop Computing Products
---                                                                   ---
                                                                          EXHIBIT UD      Calculator Distributor Products
ADDENDA:                                                              ---
                                                                         *EXHIBIT U20I    SEE EXHIBIT ELECTION BELOW
        U.S. Dealer                                                   ---
---                                                                       EXHIBIT U40A    Accessory Products
        U.S. Federal Reseller                                         ---
---                                                                       EXHIBIT U40C    Consumable Products
        U.S. Office Machine Distributor                               ---
---                                                                       EXHIBIT U41A    Suppliers Reseller Accessory Products
        U.S. Cad/Speciality VAR Distributor                           ---
---                                                                       EXHIBIT U41C    Suppliers Reseller Consumable Products
        U.S. Calculator Dealer                                        ---
---                                                                       EXHIBIT U46C    Convenience Retail Supplies Products
        U.S. Calculator Distributor                                   ---
---                                                                       EXHIBIT U60     Office Machine Distributor Products
        U.S. Direct Value Added Reseller                              ---
---                                                                    X  EXHIBIT U74I    Reseller Personal Computing Economy
        U.S. Supplies Reseller                                        ---                 Program
---                                                                       EXHIBIT U8OD    Cad/Speciality VAR Distributor Products
        U.S. Consumer Products Distributor                            ---
---                                                                      *EXHIBIT U77I    Channel Assembly Products
        U.S. HP Channel Assembly Program                              ---
---
 X      U.S. Personal Computing Economy Program
---

AMENDMENTS:
        U.S. International Direct VAR
---
        Microsoft Software Product Installation Terms
---
====================================================================================================================================

EXHIBIT ELECTION
Reseller and HP agree that Reseller volume level at Net Reseller price, for HP Products on these Exhibits, noted with a (*) above, for the term of this Agreement is:



EXHIBIT U20I                                 CHANNEL ASSEMBLY PROGRAM
COMPUTER RELATED PRODUCTS
        LEVEL I   $50,000,000 - 134,999,999   5,000 Units
---
 X      LEVEL II  $135,000,000 - and up       15,000,000 Commercial PC Sales
---


SHIPMENT ELECTION


Please check one. Shipment elections made on March 1, 1997 regarding shipping options apply to all products on Exhibits designated with an (*) above.

        OUTLET       HP will ship to all Reseller's approved shipment locations
---                  as listed on Exhibit L.

 X      CENTRALIZED  HP will ship to no more than six approved shipment
---                  locations as listed on Exhibit L.


================================================================================

STATEMENT OF OWNERSHIP:
-----------------------

Form of Organization: (i.e. Corporation, General Partnership, Limited Partnership, Sole Proprietor): CORPORATION
                              -------------------------------------
For a Corporation, specify whether:  Publicly Held:  X    Privately Held:
                                                   ------                -------
        State of Incorporation/Organization
--------

Identify Company ownership and management structure as follows (attach additional pages if necessary):

 .  Sole Proprietor:                 Identify all owners, officers and ownership
                                    percentages held

 .  Trust:                           Identify Trustee(s), Administrators and
                                    Beneficiaries of Trust

 .  Partnership:                     Identify all General Partners, Limited
                                    Partners, Officers and ownership
                                    percentages held
                                    Specify dollar investment of limited
                                    partners

 .  Privately Held Corporation:      Identify all shareholders with class and
                                    percentage ownership, Officers and Board of Director Members

 .  Publicly Held Corporation:       Identify owners of 20% or more of each class
                                    of shares with class and percentage
                                    ownership, Officers and Board of Director
                                    Members

        NAMES                     TITLES                    OWNERSHIP INTEREST

                                               Percentage Ownership     Type of Ownership Interest
                                               (Dollar Investment in        (Assets, Common or
                                               Limited Partners)             Preferred Shares)

--------------------   ---------------------   ----------------------   -------------------------

--------------------   ---------------------   ----------------------   -------------------------

--------------------   ---------------------   ----------------------   -------------------------

--------------------   ---------------------   ----------------------   -------------------------


If Company is 100% owned by another corporation, identify the parent corporation's ownership and management structure above and the identity of the parent corporation below:


-------------------------------------------------------------------------------
Parent/Owner, including DBA(s)


-------------------------------------------------------------------------------
Address

                                                          (  )
-------------------------------------------------------------------------------
City                        State         Zip              Telephone

                                                          (  )
-------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                     Fax




AUTHORIZED SIGNATURES                    HEWLETT-PACKARD COMPANY
---------------------                    -----------------------

/s/ JAY SCOTT
------------------------------           ------------------------------------
Authorized Signature                     Susan Weatherman

Jay Scott                                Reseller Contracts Manager
------------------------------
Typed Name

VP Product Services                                          February 28, 1998
------------------------------           ---------------     -----------------
Title                                    Effective Date      Expiration Date

                                          [LOGO OF HEWLETT-PACKARD APPEARS HERE]

                            HEWLETT-PACKARD COMPANY
                    U.S. AGREEMENT FOR AUTHORIZED RESELLERS
                                SIGNATURE PAGE


ICN#                       1310

LEGAL BUSINESS NAME        COMPUCOM SYSTEMS INC

ADDRESS                    7171 FOREST LANE

CITY, STATE, ZIP           DALLAS TX 75230-2306

PHONE, FAX #               (972)856-3600  (972)856-3200


E-MAIL/INTERNET ADDRESS
                        --------------------------------------------------------
DBA(s)
                        --------------------------------------------------------


THE DOCUMENTS BELOW GOVERN THE RELATIONSHIP BETWEEN HP AND YOU FOR THE PURCHASE AND RESALE OF HP PRODUCTS.

AGREEMENT:                                                           EXHIBITS:
 X      U.S. Reseller                                                     EXHIBIT L       Approved Locations
---                                                                   ---
        U.S. Direct Convenience Retail Supplies                           EXHIBIT U11     Calculator and Palmtop Computing Products
---                                                                   ---
                                                                          EXHIBIT UD      Calculator Distributor Products
ADDENDA:                                                              ---
                                                                         *EXHIBIT U20I    SEE EXHIBIT ELECTION BELOW
        U.S. Dealer                                                   ---
---                                                                       EXHIBIT U40A    Accessory Products
        U.S. Federal Reseller                                         ---
---                                                                       EXHIBIT U40C    Consumable Products
        U.S. Office Machine Distributor                               ---
---                                                                       EXHIBIT U41A    Suppliers Reseller Accessory Products
        U.S. Cad/Speciality VAR Distributor                           ---
---                                                                       EXHIBIT U41C    Suppliers Reseller Consumable Products
        U.S. Calculator Dealer                                        ---
---                                                                       EXHIBIT U46C    Convenience Retail Supplies Products
        U.S. Calculator Distributor                                   ---
---                                                                       EXHIBIT U60     Office Machine Distributor Products
        U.S. Direct Value Added Reseller                              ---
---                                                                    X  EXHIBIT U74I    Reseller Personal Computing Economy
        U.S. Supplies Reseller                                        ---                 Program
---                                                                       EXHIBIT U8OD    Cad/Speciality VAR Distributor Products
        U.S. Consumer Products Distributor                            ---
---                                                                      *EXHIBIT U77I    Channel Assembly Products
        U.S. HP Channel Assembly Program                              ---
---
 X      U.S. Personal Computing Economy Program
---

AMENDMENTS:
        U.S. International Direct VAR
---
        Microsoft Software Product Installation Terms
---
====================================================================================================================================

EXHIBIT ELECTION
Reseller and HP agree that Reseller volume level at Net Reseller price, for HP Products on these Exhibits, noted with a (*) above, for the term of this Agreement is:



EXHIBIT U20I                                 CHANNEL ASSEMBLY PROGRAM
COMPUTER RELATED PRODUCTS
        LEVEL I   $50,000,000 - 134,999,999   5,000 Units
---
 X      LEVEL II  $135,000,000 - and up       15,000,000 Commercial PC Sales
---


SHIPMENT ELECTION


Please check one. Shipment elections made on March 1, 1997 regarding shipping options apply to all products on Exhibits designated with an (*) above.

        OUTLET       HP will ship to all Reseller's approved shipment locations
---                  as listed on Exhibit L.

 X      CENTRALIZED  HP will ship to no more than six approved shipment
---                  locations as listed on Exhibit L.


================================================================================

STATEMENT OF OWNERSHIP:
-----------------------

Form of Organization: (i.e. Corporation, General Partnership, Limited Partnership, Sole Proprietor): CORPORATION
                              -------------------------------------
For a Corporation, specify whether:  Publicly Held:  X    Privately Held:
                                                   ------                -------
        State of Incorporation/Organization
--------

Identify Company ownership and management structure as follows (attach additional pages if necessary):


 .  Sole Proprietor:                 Identify all owners, officers and ownership
                                    percentages held

 .  Trust:                           Identify Trustee(s), Administrators and
                                    Beneficiaries of Trust

 .  Partnership:                     Identify all General Partners, Limited
                                    Partners, Officers and ownership
                                    percentages held
                                    Specify dollar investment of limited
                                    partners

 .  Privately Held Corporation:      Identify all shareholders with class and
                                    percentage ownership, Officers and Board of Director Members

 .  Publicly Held Corporation:       Identify owners of 20% or more of each class
                                    of shares with class and percentage
                                    ownership, Officers and Board of Director
                                    Members



        NAMES                     TITLES                    OWNERSHIP INTEREST

                                               Percentage Ownership     Type of Ownership Interest
                                               (Dollar Investment in       (Assets, Common or
                                                 Limited Partners)            Preferred Shares)

--------------------   ---------------------   ----------------------   -------------------------

--------------------   ---------------------   ----------------------   -------------------------

--------------------   ---------------------   ----------------------   -------------------------

--------------------   ---------------------   ----------------------   -------------------------



If Company is 100% owned by another corporation, identify the parent corporation's ownership and management structure above and the identity of the parent corporation below:



-------------------------------------------------------------------------------
Parent/Owner, including DBA(s)


-------------------------------------------------------------------------------
Address

                                                          (  )
-------------------------------------------------------------------------------
City                        State         Zip              Telephone

                                                          (  )
-------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                     Fax




AUTHORIZED SIGNATURES                    HEWLETT-PACKARD COMPANY
---------------------                    -----------------------

/s/ JAY SCOTT
------------------------------           ------------------------------------
Authorized Signature                     Susan Weatherman
                                         Reseller Contracts Manager

Jay Scott
------------------------------                              February 28, 1998
Typed Name                              ---------------     -----------------
                                        Effective Date      Expiration Date

VP Product Services
------------------------------
Title

                U.S. PERSONAL COMPUTING ECONOMY PROGRAM ADDENDUM



1.   APPOINTMENT

     A. Hewlett-Packard Company ("HP") appoints Reseller as a participant in the HP Personal Computing Economy Program ("HP PC Economy Program").

     B. This Addendum modifies the applicable terms and conditions of the U.S. First Tier Reseller Agreement, U.S. Distributor Agreement, U.S. Reseller Agreement, U.S. Mail Order Addendum, U.S. Retail Addendum, U.S. Direct VAR Addendum, HP Product Categories, and Operations Policy Manual (collectively, "Agreement"), all solely as they relate to Reseller's purchase of personal computers made available to reseller pursuant to the HP PC Economy Program. All terms and conditions not specifically amended here remain in effect.

     C. HP Products eligible for the HP PC Economy Program ("PC Products") are identified in the attached Product Exhibits.

     D.   Reseller accepts appointment on these terms.


3.   RESELLER RESPONSIBILITIES

     A. Reseller may sell HP PC Products only to those of its Customers who have been appointed by HP under its Agreement and as permitted in the HP Product Categories.

     B.   Reseller agrees to:

          1. Focus its activities on the marketing and sales of HP PC Products defined in the attached Product Exhibit by strictly conforming its marketing, promotion and sales activities to a mutually agreed PC Economy Program marketing plan signed by HP and Reseller.

          2. Provide the following Information on a daily basis to HP, complying with the CompTIA electronic standards as specified:

               - Sell-through from Reseller to its Customers, complying with CompTIA EDI specification 867;
               -  Reseller inventory, complying with CompTIA EDI specification
                  846;
               - Reseller's shipment receipt information, complying with CompTIA EDI specification 861.

          3. Provide a monthly forecast of HP PC Product orders for the subsequent six months, on the 15th working day of each month.

          4. Provide the a weekly forecast of HP PC Product orders for the subsequent eight weeks, on the 15th working day of each month.

4.   ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES

     A. Reseller's orders must comply with the shipment delivery process defined by HP, which includes the requirement that Reseller provide a scheduled appointment for delivery of HP PC Products no later than the HP earliest delivery date.

     B. Reseller's requested date for shipment must be within 45 days after order date. HP reserves the right to schedule and reschedule any order, at HP's discretion, and to decline any order for credit reasons or because the order specifies an unreasonably large quantity or makes an unreasonable shipment request.

     C. HP will use reasonable efforts to meet scheduled shipment dates. However, HP will not be liable for delay in meeting a scheduled shipment date.

     D. Orders cannot be canceled within two working days of scheduled shipment date.

     E. Shipments are subject to availability. If HP Products are in short supply, HP will allocate them equitably, at HP's discretion. In addition to any other rights HP may have under its Agreement with Reseller, HP reserves the right to modify allocation priority as a result of non-compliance with this Addendum.

     F. Title to HP Products and risk of loss and damage will pass to Reseller F.O.B. Destination.


5.   PRICE ADJUSTMENTS; PRICE PROTECTION

     A. HP reserves the right to change its list prices upon reasonable notice to Reseller. If HP raises the list price of any PC Product, HP will invoice based on the previous lower price for orders placed by Reseller within 14 days (two weeks) after the effective date of the increase.

     B. If HP reduces the list prices, certain PC Products may be eligible for a price protection credit equal to the difference between the net price paid by Reseller and the reduced price. Eligible PC Products will be those units in stock, capped at the number of units shipped from HP during the previous fourteen (14) days, plus those units in transit to Reseller at time of reduction.

     C. HP will invoice based on the new reduced price for such PC Product shipped on or after the effective date of the reduction.

     D. HP will not pay price protection on any claim for price protection submitted more than 30 days after the effective date of the price reduction.

6.   STOCK ADJUSTMENT

     A. HP PC Products are not eligible for stock adjustment. HP will return ineligible items to Reseller at Reseller's expense.


7.   CUSTOMER SATISFACTION AND DEFECTIVE UNIT RETURNS

     A. Pursuant to the Operations Policy Manual, HP will accept defective unit and Customer satisfaction returns of HP PC Products. In amendment to the Operations Policy Manual, HP PC Product returns will be accepted up to a three-percent cap, measured by Economy Program shipments received by Reseller during the previous quarter.

     B. HP shall not be obligated to provide credit, but will honor the Product warranty, to Reseller for HP PC Product Defective Returns (combined with HP PC Product Customer Satisfaction Returns) exceeding the Returns Cap.

     C. Quarters are calculated as follows: February through April, May through July, August through October, and November through January.

     D. HP will return to Reseller items returned by Reseller which are ineligible under this Addendum at Reseller's expense.

                                  EXHIBIT U74I

                          RESELLER ESP ECONOMY PROGRAM

                               DISCOUNT SCHEDULE



A. Reseller and HP agree that Reseller's volume level, at Net Reseller price, for HP Products on Exhibit U26I for the term of this Addendum is:

                       (Corresponds to U20I/U20D Level)



B.  DISCOUNT SCHEDULE


         ============================================================
                                                        DISCOUNTS
         ------------------------------------------------------------
             VOLUME LEVEL      SHIPMENT ELECTION            A
         ------------------------------------------------------------
             LEVEL I           OUTLET SHIPMENT              17%

         ------------------------------------------------------------
                               CENTRALIZED SHIPMENT         18%

         ------------------------------------------------------------

         ------------------------------------------------------------
             LEVEL II          OUTLET SHIPMENT              19%
         ------------------------------------------------------------
                               CENTRALIZED SHIPMENT         20%
         ============================================================


C. The capital letter referenced left of the product number on the Product List indicates the applicable Discount column A above.


D. The products purchased under this Exhibit will be included in determining whether the volume commitment under Product Exhibit U20I has been satisfied.

                                  EXHIBIT U74I

                          RESELLER ESP ECONOMY PROGRAM

                                     MATRIX




           ========================================================
             CAT.    QD    MO    PP    SA    AP    WW    W9O   DR
           --------------------------------------------------------
             C1            .      .          .      .           .
           ========================================================



QD: Products are designated as "Qualified Distribution Products" (QD). To purchase products from QD product categories, Reseller must have submitted the appropriate Qualified Distribution Application and received approval to order such products.

MO:  Minimum order is $25; minimum release and ship-to is $25.

PP:  Products are eligible for Price Protection.

SA: Eligible products returned for stock adjustment may not exceed 15% of the previous quarter's invoiced amount of shipments. Restocking charges will apply to returns in any one quarter exceeding 5% of shipments. Such products are eligible for stock adjustment restocking charges of 3% of list price value.

AP:  Products are eligible for the HP Advantage program.

WW:  Products are covered by HP's written warranty.

W90: Products are covered by HP's standard 90-day warranty.

DR: Eligible defective and customer satisfaction returns may not exceed 3% of the invoiced amount of shipments during the previous quarter. (Except that if the total number of defective units exceeds the returns cap percentage, HP shall be obligated to honor the Product warranty for those units).


The HP Products listed below are U.S. versions only.

Products followed by an "@" symbol are eligible for drop-shipment.

EXHIBIT U741
RESELLER ESP ECONOMY PROGRAM

Rev. 02/98


CATEGORY Cl

A  D4595T          HP Vectra VL 5/200 MMX SeriesS M2500/16
A  D4796T          HP Kayak XA 6/266 M4300ATA--32
A  D4796T ABA      U.S. - English localization
A  D4799T          HP Kayak XA 6/266 MT M4500SCS1--32
A  D4799T ABA      U.S. -- English localization
A  D4807T          HP Kayak XA 6/233 M2500ATA--32
A  D4807T ABA      U.S. -- English localization
A  D5042T          HP Vectra VL 6/233 Series6 M2500/32 NT4
A  D5042T lBZ      Delete standard accessories
A  D5042T ABA      U.S. -- English localization
A  D5043T          HP Vectra VL 6/266 Series6 M2500/32 NT4
A  D5043T ABA      U.S. -- English localization
A  D5052T          HP Vectra VL 6/266MT S6 M4000/64 MXM NT4
A  D5052T ABA      U.S. -- English localization
A  D5221T          HP Vectra VL 5/200 MMX MT S5 M2500/32CDS
A  D5557T          HP Brio Model 8034 5/200MMX 2100/32 AB
A  D5557T ABA      U.S. -- English localization
A  D5602T          HP Vectra VE 5/200 MLIX Series4 M2100/16
A  D5602T ABA      U.S. -- English localization
A  D5604T          HP Vectra VE 5/200 MliX Ser4 M2100/32 CDS
A  D5604T lBZ      Delete standard accessories
A  D5604T ABA      U.S. -- English localization
A  D5605T          HP Vectra VE 5/200 Mlix Series4 M3200/32
A  D5605T lBZ      Delete standard accessories
A  D5605T ABA      U.S. -- English localization
A  D5609T          HP Vectra VE 5/200 Mlix MT S4 M3.2/32 CDS
A  D5609T 1BZ      Delete standard accessories
A  D5609T ABA      U.S. -- English localization
A  D5612T          HP Vectra VE 5/233 MMX Series4 M2100/16
A  D5612T ABA      U.S. -- English localization
A  D5614T          HP Vectra VE 5/233 MMX Ser4 M2100/32 CDS
A  D5614T lBZ      Delete standard accessories
A  D5614T ABA      U.S. -- English localization
A  D5615T          HP Vectra VE 5/233 Mlix Series4 M3200/32
A  D5615T lBZ      Delete standard accessories
A  D5615T ABA      U.S. -- English localization
A  D5619T          HP Vectra VE 5/233 Mlix MT S4 M3.2/32 CDS
A  D5619T lBZ      Delete standard accessories
A  D5619T ABA      U.S. -- English localization
A  D5710T          HP Vectra VL 6/233 57 M3200/32
A  D5710T lBZ      Delete standard accessories
A  DS7lOT ABA      U.S. -- English localization
A  D5711T          HP Vectra VL 6/233 S7 M3200/32 NT4
A  D5711T lBZ      Delete standard accessories
A  D57llT ABA      U.S. -- English localization
A  D5739T          HP Vectra VL 6/333 MT S7 M6400/64 MXM NT
A  D5739T lBZ      Delete standard accessories
A  D5739T ABA      U.S. -- English localization
A  D5830T          HP Brio Model 8316 6/233 4000/32 B
A  D5832T          HP Brio Model 8337 6/266 4000/32 AB
A  D5833T          HP Brio Model 8377 6/266 8000/32 ABC

------------------------------------------------------------------

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